                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                             ----------------------


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            June 30, 1997
                                                  ------------------------------


                          PLATINUM SOFTWARE CORPORATION
               (Exact name of Registrant as specified in charter)


         Delaware                    0-20740                     33-0277592
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


   195 Technology Drive, Irvine, California                         92618
--------------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code           (714) 453-4000
                                                    ----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed, since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (B) PRO FORMA FINANCIAL INFORMATION

         The unaudited pro forma combined condensed consolidated financial statements for Platinum Software Corporation and Clientele Software, Inc. (including statements of operations for the four years ended June 30, 1997 and balance sheets as of June 30, 1997) are attached hereto and filed herewith.

         The pro forma combined condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred had the acquisition been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results.

         The pro forma combined condensed consolidated financial information should be read in conjunction with the audited historical consolidated financial statements and the related notes of Platinum Software Corporation previously filed and the audited historical financial statements and related notes thereto of Clientele Software, Inc. previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PLATINUM SOFTWARE CORPORATION


Date:  September 11, 1997                   By: /s/ MICHAEL J. SIMMONS
                                                --------------------------
                                                Michael J. Simmons
                                                Chief Financial Officer


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
                          PLATINUM SOFTWARE CORPORATION

        UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1997
                                 (IN THOUSANDS)


                                                        HISTORICAL
                                              -------------------------------
                                                PLATINUM         CLIENTELE        PRO FORMA         PRO FORMA
                                              SOFTWARE CORP.   SOFTWARE, INC.    ADJUSTMENTS        COMBINED
                                              --------------   --------------    -----------        ---------
                     ASSETS                    (UNAUDITED)      (UNAUDITED)
Current assets:
  Cash and cash equivalents                     $   6,261        $      29        $      --         $   6,290
  Short-term investments                            9,542               --               --             9,542
  Accounts receivable, net                         11,277              748               --            12,025
  Inventories                                         481               --               --               481
  Prepaid expenses and other                        1,418               49               --             1,467
                                                ---------        ---------        ---------         ---------
          Total current assets                     28,979              826               --            29,805
Property and equipment, net                         8,190              318               --             8,508
Software development costs, net                     2,660               --               --             2,660
Acquired intangible assets, net                       278               --               --               278
Other assets                                          496               31               --               527
                                                ---------        ---------        ---------         ---------
                                                $  40,603        $   1,175        $      --         $  41,778
                                                =========        =========        =========         =========
       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                              $   4,296        $     429        $      --         $   4,725
  Accrued expenses                                  7,703              378               --             8,081
  Accrued restructuring costs                       2,609               --               --             2,609
  Deferred revenue                                 11,124              514               --            11,638
                                                ---------        ---------        ---------         ---------
          Total current liabilities                25,732            1,321               --            27,053
                                                ---------        ---------        ---------         ---------

Long-term liabilities                                  --              277               --               277
                                                ---------        ---------        ---------         ---------

Stockholders' equity:
  Preferred stock                                  30,292               --               --            30,292
  Common stock                                         19               68              (67)(C)            20
  Additional paid-in capital                      116,680               --               67 (C)       116,747
  Less: notes receivable from officers            (11,563)              --               --           (11,563)
  Accumulated foreign currency
    translation adjustments                           293               --               --               293
  Accumulated deficit                            (120,850)            (491)              --          (121,341)
                                                ---------        ---------        ---------         ---------
          Total stockholders' equity               14,871             (423)              --            14,448
                                                ---------        ---------        ---------         ---------
                                                $  40,603        $   1,175        $      --         $  41,778
                                                =========        =========        =========         =========

        See accompanying notes to unaudited pro forma combined condensed consolidated financial statements.

                          PLATINUM SOFTWARE CORPORATION

  UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  JUNE 30, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                       HISTORICAL
                                            ---------------------------------
                                               PLATINUM          CLIENTELE         PRO FORMA      PRO FORMA
                                            SOFTWARE CORP.     SOFTWARE, INC.     ADJUSTMENTS     COMBINED
                                            --------------     --------------     -----------     ---------
                                             (UNAUDITED)        (UNAUDITED)
Revenues:
  License fees                                 $ 26,414            $3,906            $ --          $30,320
  Consulting and professional services           10,151               565              --           10,716
  Support services                               15,218               643              --           15,861
  Royalty income                                  1,207                --              --            1,207
                                               --------            ------            ----          -------
                                                 52,990             5,114              --           58,104
Cost of revenues                                 20,552               837              --           21,389
                                               --------            ------            ----          -------
     Gross profit                                32,438             4,277              --           36,715
                                               --------            ------            ----          -------
Operating expenses:
  Sales and marketing                            23,586             1,857              --           25,443
  General and administrative                      4,025             1,390              --            5,415
  Software development                            9,324               687              --           10,011
  Charge for restructuring                        1,600                --              --            1,600
                                               --------            ------            ----          -------
                                                 38,535             3,934              --           42,469
                                               --------            ------            ----          -------
     Income (loss) from operations               (6,097)              343              --           (5,754)
Other income (expense), net                         928               (55)             --              873
                                               --------            ------            ----          -------
     Income (loss) before provision for
       income taxes                              (5,169)              288              --           (4,881)
Provision for income taxes                           --                --              --               --
                                               --------            ------            ----          -------
     Net income (loss)                         $ (5,169)           $  288            $ --          $(4,881)
                                               ========            ======            ====          =======
Net income (loss) per share                    $  (0.28)           $ 0.06                          $ (0.25)
                                               ========            ======                          =======
Shares used in computing net income (loss)
  per share                                      18,567             5,146                           19,454
                                               ========            ======                          =======

        See accompanying notes to unaudited pro forma combined condensed consolidated financial statements.

                          PLATINUM SOFTWARE CORPORATION

  UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  JUNE 30, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       HISTORICAL
                                            ---------------------------------
                                               PLATINUM          CLIENTELE         PRO FORMA      PRO FORMA
                                            SOFTWARE CORP.     SOFTWARE, INC.     ADJUSTMENTS     COMBINED
                                            --------------     --------------     -----------     ---------
                                             (UNAUDITED)        (UNAUDITED)

Revenues:
  License fees                                 $ 19,018            $3,139            $ --         $ 22,157
  Consulting and professional services            9,622               318              --            9,940
  Support services                               11,296               254              --           11,550
  Royalty income                                    619                --              --              619
                                               --------            ------            ----         --------
                                                 40,555             3,711              --           44,266
Cost of revenues                                 20,179               669              --           20,848
                                               --------            ------            ----         --------
     Gross profit                                20,376             3,042              --           23,418
                                               --------            ------            ----         --------
Operating expenses:
  Sales and marketing                            19,322             1,792              --           21,114
  General and administrative                     14,959             1,037              --           15,996
  Software development                           13,403               890              --           14,293
  Charge for restructuring                        5,568                --              --            5,568
                                               --------            ------            ----         --------
                                                 53,252             3,719              --           56,971
                                               --------            ------            ----         --------
     Loss from operations                       (32,876)             (677)             --          (33,553)
Other expense, net                                  (68)              (64)             --             (132)
                                               --------            ------            ----         --------
     Loss before provision for income
       taxes                                    (32,944)             (741)             --          (33,685)
Provision for income taxes                           --                --              --               --
                                               --------            ------            ----         --------
     Net loss                                  $(32,944)           $ (741)           $ --         $(33,685)
                                               ========            ======            ====         ========
Net loss per share                             $  (2.23)           $(0.17)                        $  (2.15)
                                               ========            ======                         ========
Shares used in computing net loss per
  share                                          14,766             4,271                           15,654
                                               ========            ======                         ========

        See accompanying notes to unaudited pro forma combined condensed consolidated financial statements.

                          PLATINUM SOFTWARE CORPORATION

  UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  JUNE 30, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       HISTORICAL
                                            ---------------------------------
                                               PLATINUM          CLIENTELE         PRO FORMA      PRO FORMA
                                            SOFTWARE CORP.     SOFTWARE, INC.     ADJUSTMENTS     COMBINED
                                            --------------     --------------     -----------     ---------
                                             (UNAUDITED)        (UNAUDITED)
Revenues:
  License fees                                 $ 35,723            $1,941            $ --          $ 37,664
  Consulting and professional services           10,996               269              --            11,265
  Support services                                8,908                77              --             8,985
  Royalty income                                    526                --              --               526
                                               --------            ------            ----          --------
                                                 56,153             2,287              --            58,440
Cost of revenues                                 19,846               323              --            20,169
                                               --------            ------            ----          --------
     Gross profit                                36,307             1,964              --            38,271
                                               --------            ------            ----          --------
Operating expenses:
  Sales and marketing                            19,884             1,006              --            20,890
  General and administrative                      4,924               472              --             5,396
  Software development                           17,308               518              --            17,826
  Charge for restructuring                           --                --              --                --
                                               --------            ------            ----          --------
                                                 42,116             1,996              --            44,112
                                               --------            ------            ----          --------
     Loss from operations                        (5,809)              (32)             --            (5,841)
Other income (expense), net                         122               (19)             --               103
                                               --------            ------            ----          --------
     Loss before provision for income
       taxes                                     (5,687)              (51)             --            (5,738)
Provision for income taxes                           20                --              --                20
                                               --------            ------            ----          --------
     Net loss                                  $ (5,707)           $  (51)           $ --          $ (5,758)
                                               ========            ======            ====          ========
Net loss per share                             $  (0.44)           $(0.01)                         $  (0.42)
                                               ========            ======                          ========
Shares used in computing net loss per
  share                                          12,835             4,256                            13,722
                                               ========            ======                          ========

        See accompanying notes to unaudited pro forma combined condensed consolidated financial statements.

                          PLATINUM SOFTWARE CORPORATION

  UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  JUNE 30, 1994
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       HISTORICAL
                                            ---------------------------------
                                               PLATINUM          CLIENTELE         PRO FORMA      PRO FORMA
                                            SOFTWARE CORP.     SOFTWARE, INC.     ADJUSTMENTS     COMBINED
                                            --------------     --------------     -----------     ---------
                                             (UNAUDITED)        (UNAUDITED)
Revenues:
  License fees                                 $ 30,001            $  767            $ --          $ 30,768
  Consulting and professional services           10,973                61              --            11,034
  Support services                                5,704               116              --             5,820
  Business forms sales                            6,720                --              --             6,720
  Royalty income                                     --                --              --                --
                                               --------            ------            ----          --------
                                                 53,398               944              --            54,342
Cost of revenues                                 25,389               117              --            25,506
                                               --------            ------            ----          --------
     Gross profit                                28,009               827              --            28,836
                                               --------            ------            ----          --------
Operating expenses:
  Sales and marketing                            25,430               439              --            25,869
  General and administrative                     10,065               193              --            10,258
  Software development                           21,805               212              --            22,017
  Charge for restructuring                        6,741                --              --             6,741
  Charge for purchased research and
     development                                  3,570                --              --             3,570
                                               --------            ------            ----          --------
                                                 67,611               844              --            68,455
                                               --------            ------            ----          --------
     Loss from operations                       (39,602)              (17)             --           (39,619)
Other expense, net                              (19,653)               (6)             --           (19,659)
                                               --------            ------            ----          --------
     Loss before provision for income
       taxes                                    (59,255)              (23)             --           (59,278)
Provision for income taxes                          290                18              --               308
                                               --------            ------            ----          --------
     Net loss                                  $(59,545)           $  (41)           $ --          $(59,586)
                                               ========            ======            ====          ========
Net loss per share                             $  (4.80)           $(0.01)                         $  (4.48)
                                               ========            ======                          ========
Shares used in computing net loss per
  share                                          12,409             4,211                            13,296
                                               ========            ======                          ========


        See accompanying notes to unaudited pro forma combined condensed consolidated financial statements.

                          PLATINUM SOFTWARE CORPORATION

                 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

         On June 30, 1997, Platinum Software Corporation, (the "Company") acquired Clientele Software, Inc. ("Clientele"), a privately held developer and marketer of client/server customer interaction software located in Tualatin, Oregon. Clientele markets a customer interaction software product under the Clientele(R) brand name. The transaction was structured as a merger in which the Company formed an acquisition subsidiary which merged with and into Clientele, with Clientele being the surviving corporation. The Company issued 887,636 shares of common stock for all the outstanding shares of Clientele stock, and assumed all outstanding employee stock options, which became options to purchase approximately 212,360 shares of the Company's common stock. The unaudited pro forma combined condensed consolidated financial statements have been prepared by combining the historical balances of the Company and Clientele on a pooling of interests basis. The following notes describe the adjustment and other items related to the pro forma combined condensed consolidated financial statements.

A.       RESTRUCTURING AND INTEGRATION COSTS

         The Company anticipates that Clientele will continue to operate as an autonomous unit with integration activities focused on the restructuring and consolidation of Clientele's administrative and support functions with those of the Company. The Company expects to incur certain expenses estimated at $1,600,000 in connection with the restructuring and consolidation, primarily the cost of reducing personnel as well as excess facility costs at Clientele. These costs are included in the accompanying historical consolidated statements of operations for the year ended June 30, 1997. The Company may achieve increased effectiveness and operating costs as a result of the integration activities. Those expenses and related efficiency cost savings are not currently estimatable with a reasonable degree of accuracy. Accordingly, they are not reflected in the unaudited pro forma combined condensed consolidated financial statements.

B.       ACQUISITION COSTS

         The Company and Clientele estimated they will incur direct transaction costs of approximately $500,000 associated with the merger consisting of transaction fees for investment bankers, attorneys, accountants and other charges. These nonrecurring transaction costs are reflected in the accompanying historical consolidated statement of operations for the year ended June 30, 1997.

C.       STOCKHOLDERS' EQUITY

         The exchange rates have been computed in accordance with the Agreement and Plan of Merger between the Company and Clientele dated June 27, 1997 ("the Agreement"). The Agreement specifies that all of Clientele's common stock plus outstanding stock options will be exchanged for shares or options for the Company's common stock. The number of shares of the Company's common stock to be issued or reserved for in exchange of all Clientele's stock and options is 1,100,000. The unaudited pro forma combined condensed consolidated balance sheet at June 30, 1997 reflects the following adjustments to stockholders equity:

         Common stock has been adjusted to reflect the issuance of 887,636 shares of the Company's common stock with a par value of $.001 in exchange for 4,491,856 issued and outstanding shares of Clientele common stock.

         In addition, 212,360 shares of the Company's common stock have been reserved for issuance to holders of Clientele's stock options have been issued by the Company at a conversion price of .19761 per Clientele share of common stock.

D.       NET INCOME (LOSS) PER SHARE

         The pro forma combined weighted average common share amounts reflected in the unaudited combined condensed consolidated statements of operations represents the aggregate of the historical weighted average common shares of the Company and the historical weighted average common shares of Clientele.



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